Exhibit 99.1

Execution Version

INCREMENTAL COMMITMENTS SUPPLEMENT dated as of March 4, 2016 (this “Agreement”), to the AMENDED AND RESTATED CREDIT AGREEMENT dated as of May 28, 2014, as amended by the First Amendment dated as of May 5, 2015 (the “Credit Agreement”), among MARATHON OIL CORPORATION, a Delaware corporation (the “Borrower”), the LENDERS party thereto, THE ROYAL BANK OF SCOTLAND PLC, as syndication agent, CITIBANK, N.A., MORGAN STANLEY SENIOR FUNDING, INC. and THE BANK OF NOVA SCOTIA, as documentation agents, and JPMORGAN CHASE BANK, N.A., as administrative agent.
WHEREAS, the Lenders have agreed to extend credit to the Borrower under the Credit Agreement on the terms and subject to the conditions set forth therein;
WHEREAS, the Borrower has requested that the Credit Agreement be amended to increase the aggregate amount of the Commitments by $300,000,000 (the “Commitment Increase”) to an aggregate total amount of Commitments outstanding after giving effect to this Agreement of $3,300,000,000, such additional Commitments to be provided by the Increasing Lenders (as defined below);
WHEREAS, each of the Increasing Lenders is willing to increase its existing Commitment by (or, in the case of a New Lender, extend a new Commitment equal to) the amount set forth opposite its name on Schedule A hereto pursuant to the terms and subject to the conditions set forth herein and in the Credit Agreement; and
WHEREAS, JPMorgan Chase Bank, N.A. (in such capacity, the “Arranger”) has been appointed to act as sole lead arranger and sole bookrunner for the Commitment Increase.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not otherwise defined herein (including in the preamble and the recitals hereto) have the meanings assigned to them in the Credit Agreement.
SECTION 2. Commitment Increase; Commitments. (a) Each Person listed on Schedule A hereto (collectively, the “Increasing Lenders”; any Increasing Lender that was not a Lender immediately preceding the effectiveness of this Agreement being referred to as a “New Lender”) agrees that, on and as of the Incremental Effective Date (as defined below), the Commitment of such Increasing Lender shall increase by (or, in the case of a New Lender, such Increasing Lender shall extend a Commitment equal to) the amount set forth opposite its name on Schedule A.
(a) Each party hereto acknowledges and agrees that, on the Incremental Effective Date, the Percentages of the Lenders shall automatically be redetermined to give effect to Schedule A hereto. Without limiting the foregoing, each Increasing Lender further acknowledges and agrees that, on the Incremental Effective Date and without any further action on the part of any Person, each Issuing Bank shall be deemed to have granted to such Increasing Lender, and such Increasing Lender shall have acquired from such Issuing Bank, a participation in each Letter of Credit (and the related Letter of Credit Liabilities) issued by such Issuing Bank and outstanding on the Incremental Effective Date equal to such Increasing Lender’s Percentage (as so automatically redetermined on the Incremental Effective Date) thereof. In the event any Revolving Borrowings are outstanding on the Incremental Effective Date, each of the Increasing Lenders and the Administrative Agent shall effect such payments as are contemplated by the third sentence of Section 2.17 of the Credit Agreement.
SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Increasing Lenders that:
(a) The execution, delivery and performance by the Borrower of this Agreement are within the Borrower’s corporate powers and have been duly authorized by all necessary corporate action. This Agreement constitutes a valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) On and as of the Incremental Effective Date, before and after giving effect to this Agreement, the representations and warranties of the Borrower set forth in Article 4 of the Credit Agreement (and treating all references therein to (i) “this Agreement” as references to each of the Credit Agreement and this Agreement and (ii) “the Effective Date” as references to the Incremental Effective Date) are true in all material respects (except to the extent (A) any such representations or warranties are expressly limited to an earlier date, in which case such representations and warranties continue to be true and correct in all material respects as of such specified earlier date or (B) such representations or warranties are qualified by a materiality standard, in which case such representations and warranties are true in all respects).
(c) On and as of the Incremental Effective Date, before and after giving effect to this Agreement, no Default has occurred and is continuing.
SECTION 4. Effectiveness. The Commitment Increase shall become effective as of the first date (the “Incremental Effective Date”) on which:
(a) the Administrative Agent shall have received from the Borrower, the Swingline Lender, each Issuing Bank and each Increasing Lender either a counterpart of this Agreement signed on behalf of such party or facsimile or other written confirmation satisfactory to the Administrative Agent confirming that such party has signed a counterpart of this Agreement;
(b) the Administrative Agent shall have received an opinion of (i) Baker Botts L.L.P., counsel for the Borrower, and (ii) the General Counsel of the Borrower (or such other counsel for the Borrower as may be acceptable to the Administrative Agent), in each case in form and substance reasonably satisfactory to the Administrative Agent;
(c) the Administrative Agent shall have received all documents the Administrative Agent may reasonably request relating to the existence of the Borrower and the corporate authority for and the authorization of this Agreement, all in form and substance reasonably satisfactory to the Administrative Agent;
(d) the Administrative Agent shall have received a certificate, dated the Incremental Effective Date, of a financial officer of the Borrower confirming the accuracy of the representations and warranties set forth in Section 3 of this Agreement;
(e) the Borrower shall have paid to the Administrative Agent for the account of each Increasing Lender, the fees required to be paid on the Incremental Effective Date pursuant to any fee letters separately agreed with the Borrower and such Increasing Lender in connection with this Agreement;
(f) the Borrower shall have paid to the Administrative Agent all reasonable and documented fees and disbursements of counsel required to be paid by it pursuant to Section 9.03 of the Credit Agreement for which reasonably detailed invoices have been presented to the Borrower on or before the date that is one day prior to the Incremental Effective Date; and
(g) each New Lender, shall have received all documentation and other information required by bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, to the extent the Borrower has received such New Lender’s request therefor at least three Domestic Business Days prior to the Incremental Effective Date.

The Administrative Agent shall notify the Borrower and the Lenders of the Incremental Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Effect of this Agreement. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Swingline Lender, the Issuing Banks or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to any other consent to, or any other waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances.
(a) On and after the Incremental Effective Date, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereunder”, “hereto”, “hereof” and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement as amended hereby.
(b) In the case of any Increasing Lender that is a New Lender, (i) the Administrative Agent, the Swingline Lender and each Issuing Bank hereby approve such Increasing Lender as a Lender under the Credit Agreement and (ii) on and after the Incremental Effective Date, such Increasing Lender shall thereafter be deemed to be a Lender under the Credit Agreement and shall be entitled to all rights, benefits and privileges accorded a Lender thereunder and subject to all obligations of a Lender thereunder.
(c) It is agreed that the Arranger and its Related Parties shall be entitled to the benefits of Sections 9.03(a) and 9.03(b) of the Credit Agreement with respect to the arrangement of the Commitment Increase and this Agreement, the preparation, execution and delivery of this Agreement and other matters relating to or arising out of this Agreement to the same extent as the Administrative Agent and its Related Parties are entitled to the benefits of such Sections in respect of the preparation of the Credit Agreement or other matters relating to or arising out of the Credit Agreement.
(d) The parties hereto acknowledge that the Borrower has previously delivered to the Administrative Agent written notice of the Commitment Increase, and agree that execution by any Increasing Lender of this Agreement shall be deemed to be execution by it of such notice. The Borrower, the Administrative Agent and the other parties hereto further agree that Section 2.17 of the Credit Agreement shall be deemed to be amended, effective as of the date hereof, to replace, in the first sentence thereof, the phrase “executed by the Borrower and one or more financial institutions” with the phrase “executed by the Borrower and setting forth the names of one or more financial institutions that shall have agreed to provide such incremental or new Commitments”.
SECTION 6. Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
SECTION 7. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which, when taken together, shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
SECTION 8. Headings. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.
SECTION 9. Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in the Credit Agreement or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under this Agreement, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b) the effects of any Bail-In Action on any such liability, including, if applicable, (i) a reduction in full or in part or cancelation of any such liability, (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.
(c) The following terms shall for purposes of this Section have the meanings set forth below:
“Bail-In Action” means, as to any EEA Financial Institution, the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of such EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time that is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country that is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country that is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country that is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule
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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the date first above written.

MARATHON OIL CORPORATION,
by
/s/ Morris R. Clark
Name: Morris R. Clark Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., individually and as the Swingline Lender, an Issuing Bank and the Administrative Agent,
by
/s/ Debra Hrelja
Name: Debra Hrelja Title: Vice President

THE BANK OF NOVA SCOTIA, individually and as an Issuing Bank, by
/s/ J. Frazell
Name: J. Frazell Title: Director

CITIBANK, N.A., individually and as an Issuing Bank,
by
/s/ Michael Zeller
Name: Michael Zeller Title: Vice President

MORGAN STANLEY BANK, N.A., individually and as an Issuing Bank, by
/s/ Kevin Newman
Name: Kevin Newman Title: Authorized Signatory

Mizuho bank, ltd, individually and as an Issuing Bank,
by
/s/ Leon Mo
Name: Leon Mo Title: Authorized Signatory

INCREASING LENDER SIGNATURE PAGE TO
THE INCREMENTAL COMMITMENTS SUPPLEMENT UNDER
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Name of Increasing Lender:
BNP Paribas,

by
/s/ Ann Rhoads
Name: Ann Rhoads
Title: Managing Director

by
/s/ Sriram Chandrasekaran
Name: Sriram Chandrasekaran
Title: Director

INCREASING LENDER SIGNATURE PAGE TO
THE INCREMENTAL COMMITMENTS SUPPLEMENT UNDER
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Credit Suisse AG, Cayman Islands Branch:
________________________________

by
/s/ Nupar Kumar
Name: Nupar Kumar
Title: Authorized Signatory

For any Increasing Lender requiring a second signature block:

by
/s/ Warren Van Heyst
Name: Warren Van Heyst
Title: Authorized Signatory

INCREASING LENDER SIGNATURE PAGE TO
THE INCREMENTAL COMMITMENTS SUPPLEMENT UNDER
THE AMENDED AND RESTATED CREDIT AGREEMENT OF
MARATHON OIL CORPORATION

Toronto Dominion (Texas) LLC:
________________________________

by
/s/ Rayan Karim
Name: Rayan Karim
Title: Authorized Signatory

Schedule A

Increasing Lender
BNP Paribas	$60,000,000.00
Credit Suisse AG, Cayman Islands Branch	$60,000,000.00
Toronto Dominion (Texas) LLC	$180,000,000.00
Total	$300,000,000.00